UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2103 City West Blvd.,
4th Floor
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards Under the Bristow Group Inc. Fiscal Year 2013 Annual Incentive Compensation Plan. On June 6, 2013, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Bristow Group Inc. (the “Company”) approved the payment of bonuses to participants of the Bristow Group Inc. Fiscal Year 2013 Annual Incentive Compensation Plan (the “2013 Plan”) which was approved on May 21, 2012 as disclosed in our prior Form 8-K filed on May 25, 2012, in which certain key employees of the Company, including each of the executive officers listed below (the “Named Executive Officers”), are eligible to participate. The plan provides for payment of cash bonuses to participants following the completion of the fiscal year subject to the attainment of certain performance goals. Performance goals include Bristow Value Added (“BVA”), a financial performance measure customized for the Company to measure gross cash flow (after tax operating cash flow) less a charge for the capital employed, safety measures and a portion related to individual performance, all as defined in the 2013 Plan. The amounts paid were derived after reviewing the performance goals in comparison to actual fiscal year 2013 results. The following are the amounts approved for each of the Named Executive Officers:

Name	Award Amount
William E. Chiles	$1,295,087
Jonathan E. Baliff	$364,846
K. Jeremy Akel	$273,133
Mark B. Duncan	$334,838
Hilary S. Ware	$288,218

Awards under the Bristow Group Inc. 2007 Long Term Incentive Plan. The Company has previously adopted the Bristow Group Inc. 2007 Long Term Incentive Plan (the “2007 Plan”), under which a maximum of 2,400,000 shares of Common Stock of the Company, or cash equivalents of Common Stock, were reserved for awards to directors, officers and key employees. Awards granted under the 2007 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, cash awards or any combination thereof. On June 6, 2013, the Compensation Committee approved awards of stock options, restricted stock units and long term performance cash to each of the Named Executive Officers listed below under the 2007 Plan:

		Restricted	Performance Cash
Name	Stock Options	Stock Units	(at target)
William E. Chiles	67,581	25,681	$1,575,000
Jonathan E. Baliff	21,799	8,284	$508,032
K. Jeremy Akel	16,751	6,365	$390,390
Mark B. Duncan	20,376	7,743	$474,881
Hilary S. Ware	16,690	6,342	$388,960

The exercise price per share for the stock options is the closing price of our Common Stock on the date of grant thereof of June 6, 2013. Each of the stock options has a ten-year term starting on the grant date of June 6, 2013. The options will vest in annual installments of one-third each beginning on the first anniversary of the grant date. Restricted stock units will vest in full on the third anniversary of the grant date, subject to satisfaction of the minimum performance objective described below.

Performance cash awards allow the recipient to receive from 0% to 200% of the target amount shown above on the third anniversary of the grant date depending on how the Company’s total shareholder return (“TSR”) ranks among the companies included in the Simmons & Company Offshore Transportation Services group of companies over a three year performance period. The cash payout then can range from 50% to 200% of the target amount for TSR ranging from the 25th percentile to the 75th percentile, subject to satisfaction of the minimum performance objective described below.

The Compensation Committee established a minimum performance objective applicable to restricted stock units and long-term performance cash awards authorized on June 6, 2013. The minimum performance objective is positive earnings before interest, taxes, depreciation and amortization during any fiscal quarter beginning July 1, 2013 and ending prior to the vesting of the restricted stock units and on or prior to the end of the performance cycle applicable to such long term performance cash awards. If the minimum performance objective is not satisfied, the Named Executive Officers will forfeit the fiscal year 2014 grants of restricted stock units and long-term performance cash awards. If the minimum performance objective is satisfied, the Named Executive Officers will be eligible to earn the full restricted stock unit award subject to time-based vesting and will be eligible for the maximum award under the long term performance cash awards subject to reduction based on TSR, individual performance and the discretion of the Compensation Committee.

Each of the awards under the 2007 Plan is dependent on the Named Executive Officer’s continued employment with the Company, subject to the conditions and exceptions specified in the awards.

The foregoing description of stock options, restricted stock units and performance cash awards is qualified in its entirety by the forms of stock option, restricted stock unit, and performance cash award letters attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Fiscal Year 2014 Annual Incentive Compensation Plan. On June 6, 2013, the Compensation Committee approved the Bristow Group Inc. Fiscal Year 2014 Annual Incentive Compensation Plan (the “2014 Plan”) in which certain key employees of the Company, including each of the Named Executive Officers listed below are eligible to participate. The 2014 Plan provides for payment of cash bonuses to participants following the completion of the fiscal year subject to the attainment of certain performance goals. Performance goals include BVA, safety measures and a portion related to individual performance, all as defined in the 2014 Plan. The Compensation Committee also established a minimum performance objective for officers of the Company set forth in the Supplement to the 2014 Plan of positive earnings before interest, taxes, depreciation and amortization during any fiscal quarter during fiscal year 2014 commencing with the fiscal quarter beginning July 1, 2013. If the minimum performance objective is not satisfied, the Named Executive Officers will not be entitled to any award under the 2014 Plan. If the minimum performance objective is satisfied, each Named Executive Officer will be eligible to earn the applicable maximum award under the 2014 Plan, subject to reduction for the BVA and safety KPIs, individual performance and the discretion of the Compensation Committee. The following are the target and maximum participation levels expressed as a percentage of annual salary for each of the Named Executive Officers listed below:

Name	Target Level	Maximum
William E. Chiles	100%	250%
Jonathan E. Baliff	60%	150%
K. Jeremy Akel	60%	150%
Mark B. Duncan	60%	150%
Hilary S. Ware	60%	150%

The foregoing description of the 2014 Plan and the Supplement thereto is qualified in its entirety by the 2014 Plan and the Supplement thereto, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Increases in Base Salary. On June 6, 2013, but with effect from May 20, 2013, the Compensation Committee approved the following changes to base salaries for each of the Named Executive Officers:

	Prior Base Salary	New Base Salary (May 20, 2013)
William E. Chiles	$825,000	$875,000
Jonathan E. Baliff	$420,000	$453,600
K. Jeremy Akel	$341,250	$375,375
Mark B. Duncan	$385,455	$424,001
Hilary S. Ware	$353,600	$388,960

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Employee and Officer Stock Option Award Letter

10.2	Form of Officer Restricted Stock Unit Award Letter

10.3	Form of Officer Performance Cash Award Letter

10.4	Bristow Group Inc. Fiscal Year 2014 Annual Incentive Compensation Plan

10.5	Supplement to Bristow Group Inc. Fiscal Year 2014 Annual Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2013

BRISTOW GROUP INC.
(Registrant)

By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Employee and Officer Stock Option Award Letter

10.2	Form of Officer Restricted Stock Unit Award Letter

10.3	Form of Officer Performance Cash Award Letter

10.4	Bristow Group Inc. Fiscal Year 2014 Annual Incentive Compensation Plan

10.5	Supplement to Bristow Group Inc. Fiscal Year 2014 Annual Incentive Compensation Plan